UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-04367
Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

290 Congress Street
Boston, MA 02210
(Address of principal executive offices) (Zip code)

Daniel J. Beckman
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

Ryan C. Larrenaga, Esq.
c/o Columbia Management Investment Advisers, LLC
290 Congress Street
Boston, MA 02210

(Name and address of agent for service)
Registrant's telephone number, including area code:
(800) 345-6611
Date of fiscal year end:
Last Day of

April
Date of reporting period:
April 30, 2025
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100

F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.
Item 1. Reports to Stockholders
Multi-Manager Directional Alternative Strategies Fund
Institutional Class / CDAZX
Annual Shareholder Report | April 30, 2025
This annual shareholder report contains important information about Multi-Manager Directional Alternative Strategies Fund (the Fund) for the period of May 1, 2024 to April 30, 2025. You can find additional information about the Fund at
columbiathreadneedleus.com/resources/literature
. You can also request more information by contacting us at
1-800-345-6611.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund costs for the reporting period?
(Based on a hypothetical $10,000 investment)
Class	Cost of a $10,000 investment	Cost paid as a percentage of a $10,000 investment
Institutional Class	$ 252	2.37%
Management's Discussion of Fund Performance
The performance of Institutional Class shares for the period presented is shown in the Average Annual Total Returns table.
Top Performance Contributors
Stock Selection
| Stock selection within the interactive media & services, pharmaceuticals and semiconductors & semiconductor equipment industries accounted for a large portion of the Fund’s relative gains during the period.
Allocations
| Overweight positioning in the entertainment industry and underweight positioning in the semiconductors & semiconductor equipment industry contributed positively during the period.
Individual holdings
| Positions in Reddit, Inc., a social news aggregation and forum social media platform; Verona Pharma PLC, a biopharmaceutical company focused on respiratory treatments; Astera Labs, Inc., a manufacturer of semiconductor-based connectivity solutions for cloud and AI infrastructure; Spotify Technology SA, a provider of audio streaming services; and Natera, Inc., a diagnostic company providing molecular testing services globally, were among the top contributors to Fund relative performance. All the top individual relative contributors were long positions.
Top Performance Detractors
Stock Selection
| Stock selection within the software and health care equipment & supplies industries generated negative relative returns during the period.
Allocations
| Larger relative weightings in energy equipment & services and health care providers & services industries, as well as smaller relative weightings in hotels, restaurants & leisure and IT services industries, all detracted modestly from performance.
Individual holdings
| Fund positions in Eli Lilly & Co., a multinational pharmaceutical company; Silicon Motion Technology Corp., a semiconductor company focused on data storage solutions.; Establishment Labs Holdings, Inc., a global medical technology company dedicated to improving women's health and wellness; Atlassian Corp., a software firm specializing in collaboration tools for software developers; and Marvell Technology, Inc., a provider of data infrastructure semiconductor solutions, were top detractors during the period. All the top individual detractors were long positions.
Fund Performance
The following shows the change in value of a hypothetical $10,000 investment in the Fund during the stated time period.
Growth of $10,000
Average Annual Total Returns (%)	1 year	5 years	Since Fund Inception
Institutional Class (a),(b)	12.89	10.26	5.43
HFRX Equity Hedge Index	5.35	7.69	4.59
Wilshire Liquid Alternative Equity Hedge Index	4.17	7.36	4.53
MSCI World Index (Net)	12.16	13.95	11.32
S&P 500 ® Index (c)	12.10	15.61	13.89
(a)
The returns shown for periods prior to January 3, 2017 (including Since Fund Inception returns, if shown) include the returns of Class A. Class A shares were offered prior to the Fund's Institutional Class shares but have since been merged into the Fund’s Institutional Class shares. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit
columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.

(b)
The Fund's performance prior to February 26, 2025 reflects returns achieved by one or more different subadvisers. If the Fund's Investment Manager and current subadviser had been in place for the prior periods, results shown may have been different.

(c)
Effective August 1, 2024, the Fund compares its performance to the S&P 500
®
Index, a broad-based performance index that meets new regulatory requirements. The Fund’s performance is also compared to its prior benchmark, which more closely represents the market sectors in which the Fund primarily invests.

The Fund's past performance is not a good predictor of the Fund's future performance.
 Performance does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemptions of fund shares. Performance results reflect the effect of any fee waivers/expense reimbursements, if applicable. All results shown assume reinvestment of distributions. Visit
columbiathreadneedleus.com/investment-products/mutual-funds
for more recent performance information.
Key Fund S
tati
stics
Fund net assets	$ 264,628,483
Total number of portfolio holdings	602
Management services fees (represents 1.50% of Fund average net assets)	$ 4,135,691
Portfolio turnover for the reporting period	344%
Graphical Representation of Fund

Holdings
The tables below show the investment makeup of the Fund represented as a percentage of Fund net assets. Derivatives are excluded from the tables unless otherwise noted. The Fund's portfolio composition is subject to change.
Derivative Ex
posu
re
Long
Equity Risk	33.1%
Short
Equity Risk	37.0%
Asset Categories
Equity Sector Allocation
Certain Fund Changes
This is a summary of certain changes to the Fund during the reporting period. For more complete information, you may review the Fund’s prospectus, which is available at
columbiathreadneedleus.com/resources/literature
or upon request at 1-800-345-6611.
On July 24, 2024, Summit Partners Public Asset Management, LLC (Summit Partners) assumed day-to-day management of one of the sleeves of the Fund’s portfolio. Accordingly, on July 24, 2024, the Fund’s principal investment strategies were revised to reflect Summit Partners’ investment strategy and process. Also, effective February 26, 2025, Allspring Global Investments, LLC (Allspring) no longer serves as a subadviser to the Fund and Columbia Management Investment Advisers, LLC (Columbia Management or the Investment Manager), the Fund’s investment manager, began managing the former Allspring sleeve.
On February 26, 2025, the Fund’s principal investment strategies were revised to delete references to Allspring’s investment strategies and process. Columbia Management intends, in the future, to hire one or more additional subadvisers for the Fund.
Availability of Additional Information
For additional information about the Fund, including its prospectus, financial information, holdings, federal tax information and proxy voting information, visit the Fund’s website included at the beginning of this report or scan the QR code below.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 1-800-345-6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC. Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
Not FDIC or NCUA Insured • No Financial Institution Guarantee • May Lose Value
Multi-Manager Directional Alternative Strategies Fund | Institutional Class

|

ASR284_08_(06/25)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics (the “Code”) that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. During the period covered by this report, there were not any amendments to a provision of the Code that relates to any element of the code of ethics definition enumerated in paragraph (b) of Item 2 of Form N-CSR. During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the Code that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR. A copy of the Code is attached hereto.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that J. Kevin Connaughton, Brian J. Gallagher, Douglas A. Hacker, David M. Moffett and Sandra L. Yeager qualify as “audit committee financial experts,” as such term is defined in Form N-CSR. Mr. Connaughton, Mr. Gallagher, Mr. Hacker, Mr. Moffett and Ms. Yeager, are also each “independent” members of the Audit Committee pursuant to paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for the series of the relevant registrant whose reports to shareholders are included in this annual filing.

	Amount billed to the registrant ($)		Amount billed to the registrant's investment advisor ($)
	April 30, 2025	April 30, 2024	April 30, 2025	April 30, 2024
Audit fees (a)	52,732	52,005	0	0
Audit-related fees (b)	0	0	0	0
Tax fees (c)	16,420	12,850	0	0
All other fees (d)	0	0	0	0
Non-audit fees (g)	0	0	474,000	581,000

(a)    Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.

(c)    Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice, tax planning and foreign tax filings, if applicable.

(d)    All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above and typically include SOC-1 reviews.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members.  The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee's responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service.  The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations.  This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

(e)(2) None, or 0%, of the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund or affiliated entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

(f)    Not applicable.

(g)    The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)    The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)    Not applicable.

(j)    Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 7 of this Form N-CSR.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Multi-Manager Directional Alternative Strategies Fund
Annual Financial Statements and Additional Information
April 30, 2025

Not FDIC or NCUA Insured	No Financial Institution Guarantee	May Lose Value

Multi-Manager Directional Alternative Strategies Fund | 2025

Portfolio of Investments
April 30, 2025
(Percentages represent value of investments compared to net assets)
Investments in securities

Common Stocks 55.6%
Issuer	Shares	Value ($)
Communication Services 3.2%
Diversified Telecommunication Services 0.2%
Deutsche Telekom AG, Registered Shares	13,121	471,274
Entertainment 1.4%
Spotify Technology SA(a)	4,856	2,981,487
Take-Two Interactive Software, Inc.(a)	948	221,187
Walt Disney Co. (The)	5,518	501,862
Total		3,704,536
Interactive Media & Services 0.8%
Alphabet, Inc., Class A(b)	8,445	1,341,066
Reddit, Inc., Class A(a)	5,580	650,461
Total		1,991,527
Media 0.7%
Informa PLC	70,845	692,080
Liberty Broadband Corp., Class C(a)	6,884	622,245
Omnicom Group, Inc.	6,618	504,027
Total		1,818,352
Wireless Telecommunication Services 0.1%
T-Mobile US, Inc.(b)	1,616	399,071
Total Communication Services		8,384,760
Consumer Discretionary 3.4%
Broadline Retail 0.1%
eBay, Inc.(b)	3,631	247,489
Distributors 0.0%
LKQ Corp.(b)	4,049	154,712
Diversified Consumer Services 0.5%
frontdoor, Inc.(a),(b)	32,139	1,321,235
Hotels, Restaurants & Leisure 1.6%
Booking Holdings, Inc.	229	1,167,735
Boyd Gaming Corp.	9,116	630,280
Churchill Downs, Inc.	3,372	304,862
Darden Restaurants, Inc.	1,379	276,683
Flutter Entertainment PLC(a)	3,756	911,644
Restaurant Brands International, Inc.	3,077	198,159
Wyndham Hotels & Resorts, Inc.	7,610	649,133
Total		4,138,496
Common Stocks (continued)
Issuer	Shares	Value ($)
Household Durables 0.2%
Lennar Corp., Class A	4,667	506,883
Specialty Retail 1.0%
AutoNation, Inc.(a)	2,159	375,990
AutoZone, Inc.(a)	152	571,915
Best Buy Co., Inc.	3,036	202,471
Home Depot, Inc. (The)	817	294,520
Restoration Hardware Holdings, Inc.(a)	950	174,828
Ross Stores, Inc.	2,888	401,432
TJX Companies, Inc. (The)	4,542	584,465
Total		2,605,621
Total Consumer Discretionary		8,974,436
Consumer Staples 3.1%
Beverages 0.8%
Coca-Cola Bottling Co. Consolidated	391	530,122
Coca-Cola Co. (The)	10,657	773,165
Coca-Cola Europacific Partners PLC	3,364	305,249
Primo Brands Corp., Class A	17,531	572,738
Total		2,181,274
Consumer Staples Distribution & Retail 1.4%
BJ’s Wholesale Club Holdings, Inc.(a)	5,618	660,452
Maplebear, Inc.(a)	6,817	271,930
Sysco Corp.	10,667	761,624
Target Corp.	2,179	210,709
U.S. Foods Holding Corp.(a),(b)	14,760	969,142
Walmart, Inc.	7,645	743,476
Total		3,617,333
Food Products 0.5%
Kerry Group PLC, Class A	1,960	207,489
Lamb Weston Holdings, Inc.	4,182	220,851
Nomad Foods Ltd.	17,731	354,443
Simply Good Foods Co. (The)(a)	6,557	236,773
Toyo Suisan Kaisha Ltd.	3,700	239,190
Total		1,258,746
Personal Care Products 0.1%
Kenvue, Inc.	15,942	376,231
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 0.3%
Philip Morris International, Inc.(b)	4,894	838,636
Total Consumer Staples		8,272,220
Energy 1.4%
Energy Equipment & Services 0.1%
Schlumberger NV	11,193	372,167
Oil, Gas & Consumable Fuels 1.3%
BP PLC, ADR	7,437	204,220
Cenovus Energy, Inc.	24,589	289,413
EQT Corp.	19,618	969,914
Hess Corp.	1,858	239,775
Marathon Petroleum Corp.(b)	3,471	476,950
MEG Energy Corp.	23,466	329,198
ONEOK, Inc.	3,369	276,797
South Bow Corp.(a)	22,051	544,439
Total		3,330,706
Total Energy		3,702,873
Financials 8.6%
Banks 3.0%
AIB Group PLC	26,900	180,796
Bank of America Corp.(b)	29,285	1,167,886
Bankinter SA	12,171	141,779
BNP Paribas SA	1,776	150,480
Danske Bank A/S	5,043	176,947
East West Bancorp, Inc.(b)	4,917	420,649
Fifth Third Bancorp(b)	8,294	298,086
Huntington Bancshares, Inc.(b)	30,147	438,036
ING Groep NV	19,580	380,230
JPMorgan Chase & Co.(b)	6,606	1,615,960
M&T Bank Corp.	2,369	402,161
NatWest Group PLC	58,286	374,912
Nordea Bank Abp	28,243	387,572
Sumitomo Mitsui Financial Group, Inc.	7,300	174,158
United Overseas Bank Ltd.	5,300	140,762
Wells Fargo & Co.(b)	21,789	1,547,237
Total		7,997,651
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.0%
Blue Owl Capital, Inc.	14,745	273,225
Charles Schwab Corp. (The)	4,827	392,918
Evercore, Inc., Class A(b)	1,440	295,617
Goldman Sachs Group, Inc. (The)	367	200,951
Intercontinental Exchange, Inc.	1,745	293,108
LPL Financial Holdings, Inc.	2,680	857,037
Morgan Stanley	2,291	264,427
Total		2,577,283
Consumer Finance 0.4%
American Express Co.	1,375	366,314
Discover Financial Services	1,933	353,101
SLM Corp.(b)	6,673	192,917
Synchrony Financial(b)	2,834	147,226
Total		1,059,558
Financial Services 1.5%
Apollo Global Management, Inc.	2,694	367,677
Berkshire Hathaway, Inc., Class B(a)	1,237	659,630
Corpay, Inc.(a)	2,470	803,664
Equitable Holdings, Inc.	3,692	182,569
Fidelity National Information Services, Inc.	10,175	802,604
Fiserv, Inc.(a)	1,975	364,526
Shift4 Payments, Inc., Class A(a)	4,421	361,638
Visa, Inc., Class A	1,223	422,547
Voya Financial, Inc.	1,767	104,606
Total		4,069,461
Insurance 2.7%
Allstate Corp. (The)	2,581	512,045
Aon PLC, Class A	2,298	815,307
Arthur J Gallagher & Co.	1,585	508,294
Beazley PLC	40,602	481,080
Chubb Ltd.	2,325	665,136
Everest Group Ltd.	1,538	551,881
First American Financial Corp.	3,915	238,071
Hiscox Ltd.	26,574	391,107
Lancashire Holdings Ltd.	29,898	225,045
Markel Group, Inc.(a)	332	603,775
Progressive Corp. (The)	1,874	527,981
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
RenaissanceRe Holdings Ltd.	2,309	558,616
Travelers Companies, Inc. (The)	1,253	330,955
White Mountains Insurance Group Ltd.	215	380,002
WR Berkley Corp.	3,521	252,420
Total		7,041,715
Total Financials		22,745,668
Health Care 11.4%
Biotechnology 1.8%
AbbVie, Inc.(b)	6,218	1,213,132
Akero Therapeutics, Inc.(a),(b)	48,371	2,206,201
Amgen, Inc.(b)	3,185	926,580
Ascendis Pharma A/S ADR(a)	3,100	528,364
Total		4,874,277
Health Care Equipment & Supplies 1.3%
Abbott Laboratories(b)	3,251	425,068
Establishment Labs Holdings, Inc.(a)	17,083	518,469
Glaukos Corp.(a)	8,324	784,537
Kestra Medical Technologies Ltd.(a)	169	4,066
Medtronic PLC	8,235	697,999
PROCEPT BioRobotics Corp.(a)	13,094	706,814
Stryker Corp.	285	106,567
Zimmer Biomet Holdings, Inc.	1,315	135,511
Total		3,379,031
Health Care Providers & Services 3.6%
Cencora, Inc.	1,568	458,907
Centene Corp.(a)	6,797	406,800
Cigna Group (The)(b)	765	260,131
DaVita, Inc.(a)	3,365	476,316
Elevance Health, Inc.(b)	341	143,418
GeneDx Holdings Corp.(a),(b)	53,805	3,596,864
HCA Healthcare, Inc.	1,701	586,981
Humana, Inc.	400	104,896
McKesson Corp.	1,105	787,633
Molina Healthcare, Inc.(a)	966	315,892
Quest Diagnostics, Inc.	1,973	351,628
Tenet Healthcare Corp.(a)	3,030	433,138
Common Stocks (continued)
Issuer	Shares	Value ($)
UnitedHealth Group, Inc.	3,401	1,399,307
Universal Health Services, Inc., Class B	780	138,115
Total		9,460,026
Health Care Technology 1.0%
Waystar Holding Corp.(a),(b)	75,131	2,792,619
Life Sciences Tools & Services 0.1%
Avantor, Inc.(a),(b)	8,649	112,351
ICON PLC(a)	830	125,695
Total		238,046
Pharmaceuticals 3.6%
AstraZeneca PLC	3,499	501,290
Bristol-Myers Squibb Co.	14,161	710,882
Ipsen SA	1,023	118,978
Johnson & Johnson(b)	2,904	453,924
Merck & Co., Inc.	525	44,730
Novartis AG, ADR	1,853	210,297
Pfizer, Inc.	704	17,185
Sandoz Group AG, ADR	6,454	279,940
Sanofi SA	1,203	131,599
UCB SA	2,711	497,033
Verona Pharma PLC, ADR(a),(b)	92,001	6,630,512
Total		9,596,370
Total Health Care		30,340,369
Industrials 7.0%
Aerospace & Defense 1.0%
Airbus Group SE	3,412	578,984
Curtiss-Wright Corp.	827	285,224
Howmet Aerospace, Inc.(b)	3,663	507,619
L3Harris Technologies, Inc.	3,618	796,032
Textron, Inc.	4,996	351,568
Total		2,519,427
Air Freight & Logistics 0.3%
CH Robinson Worldwide, Inc.	4,633	413,356
Expeditors International of Washington, Inc.	3,948	433,925
Total		847,281
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 1.1%
Allegion PLC	3,606	501,955
Builders FirstSource, Inc.(a)	5,237	626,502
Masco Corp.	7,970	483,062
MasterBrand, Inc.(a),(b)	28,204	342,679
Resideo Technologies, Inc.(a),(b)	36,636	614,752
UFP Industries, Inc.	3,415	337,573
Total		2,906,523
Commercial Services & Supplies 0.3%
Brink’s Co. (The)	7,904	705,353
Construction & Engineering 0.3%
AECOM	6,210	612,617
Eiffage SA	1,598	217,444
Total		830,061
Electrical Equipment 0.3%
Acuity, Inc.	1,363	332,040
AMETEK, Inc.	1,895	321,354
Emerson Electric Co.	1,527	160,503
Total		813,897
Ground Transportation 0.7%
Canadian Pacific Kansas City Ltd.	5,950	431,197
Norfolk Southern Corp.	2,389	535,255
Uber Technologies, Inc.(a)	10,971	888,761
Total		1,855,213
Industrial Conglomerates 0.4%
3M Co.	3,417	474,655
Honeywell International, Inc.	2,154	453,417
Siemens AG, Registered Shares	1,113	256,281
Total		1,184,353
Machinery 0.3%
Andritz AG	2,914	209,399
Fortive Corp.	2,560	178,407
Parker-Hannifin Corp.	336	203,300
Westinghouse Air Brake Technologies Corp.(b)	1,614	298,170
Total		889,276
Marine Transportation 0.1%
Matson, Inc.	2,575	280,907
Common Stocks (continued)
Issuer	Shares	Value ($)
Passenger Airlines 0.2%
Delta Air Lines, Inc.	4,648	193,496
United Airlines Holdings, Inc.(a)	3,802	261,654
Total		455,150
Professional Services 1.9%
Equifax, Inc.	2,947	766,603
Huron Consulting Group, Inc.(a)	5,209	702,121
Jacobs Solutions, Inc.	6,586	815,347
KBR, Inc.(b)	20,141	1,063,646
Leidos Holdings, Inc.	2,118	311,727
SS&C Technologies Holdings, Inc.	8,458	639,425
Upwork, Inc.(a),(b)	50,017	657,724
Total		4,956,593
Trading Companies & Distributors 0.1%
Ferguson Enterprises, Inc.	1,695	287,574
Total Industrials		18,531,608
Information Technology 10.3%
Communications Equipment 0.2%
InterDigital, Inc.	2,618	526,218
Electronic Equipment, Instruments & Components 1.7%
Advanced Energy Industries, Inc.(b)	12,428	1,210,611
Arrow Electronics, Inc.(a),(b)	2,336	260,137
CDW Corp.(b)	1,431	229,761
Celestica, Inc.(a)	4,343	370,675
Flex Ltd.(a)	23,417	804,140
Jabil, Inc.(b)	2,319	339,873
Keysight Technologies, Inc.(a)	3,208	466,443
Trimble Navigation Ltd.(a)	7,541	468,598
Zebra Technologies Corp., Class A(a)	1,397	349,697
Total		4,499,935
IT Services 0.1%
Capgemini SE	1,941	309,885
Semiconductors & Semiconductor Equipment 3.6%
Allegro MicroSystems, Inc.(a)	32,875	626,926
Applied Materials, Inc.	1,931	291,021
Broadcom, Inc.(b)	25,883	4,981,701
Cirrus Logic, Inc.(a)	6,571	631,079
Lam Research Corp.	5,679	407,014
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Microchip Technology, Inc.	7,312	336,937
Micron Technology, Inc.	2,861	220,154
NXP Semiconductors NV	1,660	305,955
Tower Semiconductor Ltd.(a),(b)	44,695	1,599,187
Total		9,399,974
Software 4.3%
Adeia, Inc.(b)	69,367	853,908
Atlassian Corp., Class A(a),(b)	6,821	1,557,303
Check Point Software Technologies Ltd.(a)	1,970	432,533
Gen Digital, Inc.(b)	25,652	663,617
Microsoft Corp.	7,848	3,102,000
Monday.com Ltd.(a)	9,703	2,726,446
NiCE Ltd., ADR(a)	3,611	562,792
Oracle Corp.(b)	3,442	484,358
Rubrik, Inc., Class A(a)	2,469	174,139
Samsara, Inc., Class A(a),(b)	21,056	835,081
Total		11,392,177
Technology Hardware, Storage & Peripherals 0.4%
Dell Technologies, Inc.	3,165	290,420
NetApp, Inc.	4,469	401,093
Samsung Electronics Co., Ltd.	11,770	459,237
Total		1,150,750
Total Information Technology		27,278,939
Materials 2.5%
Chemicals 0.7%
DuPont de Nemours, Inc.(b)	6,767	446,554
Methanex Corp.	18,433	576,769
Mosaic Co. (The)(b)	25,820	784,928
Total		1,808,251
Construction Materials 0.4%
CRH PLC	10,324	985,116
Containers & Packaging 0.0%
Smurfit WestRock PLC	3,142	132,027
Metals & Mining 1.4%
Endeavour Mining PLC	30,136	816,466
Hudbay Minerals, Inc.	25,122	182,637
Kinross Gold Corp.(b)	56,533	834,427
Reliance, Inc.	986	284,195
Common Stocks (continued)
Issuer	Shares	Value ($)
Sandstorm Gold Ltd.	33,514	291,479
United States Steel Corp.	15,433	674,576
Vale SA ADR(b)	26,940	250,811
Wheaton Precious Metals Corp.	3,319	277,203
Total		3,611,794
Total Materials		6,537,188
Real Estate 1.4%
Industrial REITs 0.3%
Americold Realty Trust, Inc.(b)	22,935	443,563
Rexford Industrial Realty, Inc.	9,469	313,424
Total		756,987
Residential REITs 0.2%
American Homes 4 Rent, Class A	6,992	261,431
Essex Property Trust, Inc.	1,005	280,546
Total		541,977
Retail REITs 0.3%
Kimco Realty Corp.(b)	20,287	405,334
Regency Centers Corp.(b)	4,534	327,264
Total		732,598
Specialized REITs 0.6%
Extra Space Storage, Inc.	2,403	352,087
Lamar Advertising Co., Class A(b)	2,180	248,106
VICI Properties, Inc.(b)	18,830	602,937
Weyerhaeuser Co.(b)	16,261	421,322
Total		1,624,452
Total Real Estate		3,656,014
Utilities 3.3%
Electric Utilities 2.2%
American Electric Power Co., Inc.(b)	4,504	487,963
Enel SpA	62,960	545,799
Entergy Corp.	6,998	582,024
FirstEnergy Corp.	14,548	623,818
NextEra Energy, Inc.	7,675	513,304
NRG Energy, Inc.	4,918	538,915
OGE Energy Corp.(b)	17,380	788,704
PPL Corp.(b)	18,698	682,477
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025
Common Stocks (continued)
Issuer	Shares	Value ($)
Scottish & Southern Energy PLC	18,822	424,362
Southern Co. (The)	6,578	604,452
Total		5,791,818
Gas Utilities 0.3%
Italgas SpA	66,295	544,681
New Jersey Resources Corp.	4,057	198,550
Total		743,231
Independent Power and Renewable Electricity Producers 0.3%
Talen Energy Corp.(a)	2,543	546,948
Vistra Corp.	3,427	444,242
Total		991,190
Multi-Utilities 0.5%
CenterPoint Energy, Inc.(b)	17,614	683,070
NiSource, Inc.	15,330	599,556
Total		1,282,626
Total Utilities		8,808,865
Total Common Stocks (Cost $122,360,607)		147,232,940

Exchange-Traded Equity Funds 15.6%
	Shares	Value ($)
International 4.4%
iShares Core MSCI International Developed Markets ETF	163,520	11,711,302
U.S. Mid Large Cap 11.2%
iShares Core S&P 500 ETF	52,780	29,449,129
Total Exchange-Traded Equity Funds (Cost $42,703,973)		41,160,431

Limited Partnerships 0.9%
Issuer	Shares	Value ($)
Energy 0.9%
Oil, Gas & Consumable Fuels 0.9%
Energy Transfer Equity LP	78,461	1,297,745
Enterprise Products Partners LP(b)	40,049	1,197,465
Total		2,495,210
Total Energy		2,495,210
Total Limited Partnerships (Cost $2,664,976)		2,495,210

Warrants —%
Issuer	Shares	Value ($)
Information Technology —%
Software —%
Constellation Software, Inc.(a),(c),(d) 03/31/2040	100	—
Total Information Technology		—
Total Warrants (Cost $—)		—

Call Option Contracts Purchased 0.6%
Value ($)
(Cost $1,553,655)	1,486,232

Put Option Contracts Purchased 1.1%

(Cost $3,632,217)	2,789,057

Money Market Funds 19.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 4.503%(e),(f)	51,423,462	51,408,035
Total Money Market Funds (Cost $51,411,914)		51,408,035
Total Investments (Cost $224,327,342)		246,571,905

Investments in Securities Sold Short

Common Stocks (32.1)%
Issuer	Shares	Value ($)
Communication Services (0.8)%
Diversified Telecommunication Services (0.5)%
Liberty Global Ltd., Class C(a)	(32,437)	(367,836)
Lumen Technologies, Inc.(a)	(32,702)	(115,765)
Telia Co. AB	(85,543)	(321,340)
TELUS Corp.	(27,832)	(428,402)
Total		(1,233,343)
Media (0.3)%
Cable One, Inc.	(660)	(176,398)
Dentsu, Inc.	(17,500)	(366,907)
Fox Corp., Class A	(2,031)	(101,123)
Fuji Media Holdings, Inc.	(10,100)	(209,145)
Total		(853,573)
Total Communication Services		(2,086,916)
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025

Common Stocks (continued)
Issuer	Shares	Value ($)
Consumer Discretionary (3.1)%
Automobile Components (0.4)%
Fox Factory Holding Corp.(a)	(19,005)	(385,991)
Nokian Renkaat OYJ	(49,901)	(396,953)
QuantumScape Corp.(a)	(62,333)	(243,722)
Total		(1,026,666)
Automobiles (0.2)%
Rivian Automotive, Inc.(a)	(18,925)	(258,515)
Tesla, Inc.(a)	(743)	(209,645)
Total		(468,160)
Diversified Consumer Services (0.4)%
Mister Car Wash, Inc.(a)	(61,068)	(418,926)
Service Corp. International	(6,643)	(530,776)
Total		(949,702)
Hotels, Restaurants & Leisure (0.8)%
Choice Hotels International, Inc.	(2,639)	(332,804)
Cracker Barrel Old Country Store, Inc.	(5,285)	(225,670)
Hyatt Hotels Corp., Class A	(2,251)	(253,643)
InterContinental Hotels Group PLC	(1,700)	(181,407)
Seaworld Entertainment, Inc.(a)	(5,812)	(253,694)
Shake Shack, Inc., Class A(a)	(3,295)	(289,103)
SJM Holdings Ltd.(a)	(511,000)	(142,556)
Wendy’s Co. (The)	(21,587)	(269,837)
Wingstop, Inc.	(1,015)	(267,848)
Total		(2,216,562)
Household Durables (0.5)%
Breville Group Ltd.	(10,700)	(196,188)
D.R. Horton, Inc.	(3,193)	(403,404)
KB Home	(5,007)	(270,528)
LGI Homes, Inc.(a)	(7,618)	(416,019)
Total		(1,286,139)
Leisure Products (0.2)%
Acushnet Holdings Corp.	(6,706)	(444,071)
Specialty Retail (0.3)%
CarMax, Inc.(a)	(3,500)	(226,345)
Dick’s Sporting Goods, Inc.	(1,324)	(248,568)
Floor & Decor Holdings, Inc., Class A(a)	(1,420)	(101,445)

Common Stocks (continued)
Issuer	Shares	Value ($)
Lowe’s Companies, Inc.	(277)	(61,926)
Tractor Supply Co.	(5,058)	(256,036)
Total		(894,320)
Textiles, Apparel & Luxury Goods (0.3)%
Birkenstock Holding PLC(a)	(2,836)	(145,856)
Canada Goose Holdings, Inc.(a)	(12,460)	(104,166)
Lululemon Athletica, Inc.(a)	(1,194)	(323,299)
Moncler SpA	(2,181)	(134,613)
On Holding AG(a)	(3,061)	(147,265)
Total		(855,199)
Total Consumer Discretionary		(8,140,819)
Consumer Staples (1.6)%
Beverages (0.5)%
Becle SAB de CV	(235,200)	(271,894)
Boston Beer Co., Inc. (The), Class A(a)	(740)	(181,892)
Brown-Forman Corp., Class B	(12,129)	(422,574)
National Beverage Corp.	(4,535)	(201,354)
Treasury Wine Estates Ltd.	(34,817)	(199,014)
Total		(1,276,728)
Consumer Staples Distribution & Retail (0.2)%
Costco Wholesale Corp.	(208)	(206,856)
Dollar General Corp.	(2,089)	(195,718)
Total		(402,574)
Food Products (0.5)%
Hershey Co. (The)	(2,614)	(437,035)
Hormel Foods Corp.	(8,377)	(250,472)
Kikkoman Corp.	(12,300)	(120,407)
Kraft Heinz Co. (The)	(12,640)	(367,824)
Lotus Bakeries NV	(25)	(240,377)
Total		(1,416,115)
Household Products (0.2)%
Church & Dwight Co., Inc.	(2,008)	(199,475)
Kimberly-Clark Corp.	(2,262)	(298,086)
Total		(497,561)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025

Common Stocks (continued)
Issuer	Shares	Value ($)
Personal Care Products (0.2)%
Beiersdorf AG	(2,055)	(289,546)
Coty, Inc., Class A(a)	(51,063)	(257,868)
Total		(547,414)
Total Consumer Staples		(4,140,392)
Energy (0.3)%
Oil, Gas & Consumable Fuels (0.3)%
Comstock Resources, Inc.(a)	(5,998)	(109,583)
Matador Resources Co.	(3,518)	(139,102)
Neste OYJ	(16,398)	(170,102)
New Fortress Energy, Inc.	(29,905)	(162,384)
Occidental Petroleum Corp.	(5,565)	(219,317)
Total		(800,488)
Total Energy		(800,488)
Financials (3.7)%
Banks (1.9)%
Aozora Bank Ltd.	(31,800)	(439,064)
Bank of Hawaii Corp.	(8,503)	(562,133)
Commerce Bancshares, Inc.	(7,238)	(439,636)
Commonwealth Bank of Australia	(7,717)	(822,548)
Cullen/Frost Bankers, Inc.	(2,329)	(271,259)
CVB Financial Corp.	(11,890)	(220,441)
First Financial Bankshares, Inc.	(16,057)	(538,070)
Glacier Bancorp, Inc.	(15,712)	(640,421)
Hang Seng Bank Ltd.	(38,500)	(537,413)
Texas Capital Bancshares, Inc.(a)	(4,757)	(324,190)
United Bankshares, Inc.	(6,461)	(221,548)
Total		(5,016,723)
Capital Markets (0.6)%
Avanza Bank Holding AB	(8,029)	(266,805)
EQT AB	(17,282)	(499,407)
Moelis & Co., Class A	(6,766)	(362,522)
T Rowe Price Group, Inc.	(4,086)	(361,816)
Total		(1,490,550)
Consumer Finance (0.6)%
Ally Financial, Inc.	(37,306)	(1,218,414)
Credit Acceptance Corp.(a)	(1,045)	(509,354)
Total		(1,727,768)

Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance (0.6)%
Cincinnati Financial Corp.	(1,801)	(250,717)
Erie Indemnity Co., Class A	(244)	(87,503)
Kinsale Capital Group, Inc.	(857)	(373,018)
Lemonade, Inc.(a)	(3,435)	(100,371)
RLI Corp.	(3,340)	(247,193)
Swiss Re AG	(1,277)	(229,227)
Trupanion, Inc.(a)	(1,848)	(67,637)
Zurich Insurance Group AG	(352)	(249,663)
Total		(1,605,329)
Total Financials		(9,840,370)
Health Care (4.7)%
Biotechnology (0.9)%
Anavex Life Sciences Corp.(a)	(9,392)	(89,224)
ARS Pharmaceuticals, Inc.(a)	(10,077)	(140,776)
Ascendis Pharma A/S ADR(a)	(1,466)	(249,865)
GRAIL, Inc.(a)	(2,695)	(92,964)
Madrigal Pharmaceuticals, Inc.(a)	(516)	(172,297)
Metsera, Inc.(a)	(7,889)	(190,204)
Myriad Genetics, Inc.(a)	(6,854)	(50,788)
PTC Therapeutics, Inc.(a)	(3,243)	(161,631)
Recursion Pharmaceuticals, Inc., Class A(a)	(18,686)	(104,455)
Rhythm Pharmaceuticals, Inc.(a)	(3,985)	(259,782)
TG Therapeutics, Inc.(a)	(4,984)	(226,822)
Vericel Corp.(a)	(19,571)	(744,089)
Total		(2,482,897)
Health Care Equipment & Supplies (1.3)%
Align Technology, Inc.(a)	(667)	(115,591)
Ambu A/S	(5,008)	(90,397)
Carl Zeiss Meditec AG	(2,276)	(156,424)
Dexcom, Inc.(a)	(2,400)	(171,312)
Edwards Lifesciences Corp.(a)	(2,227)	(168,116)
Haemonetics Corp.(a)	(25,216)	(1,589,112)
Hologic, Inc.(a)	(14,903)	(867,355)
Neogen Corp.(a)	(9,806)	(49,520)
RxSight, Inc.(a)	(23,429)	(344,875)
Total		(3,552,702)
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025

Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services (0.1)%
Privia Health Group, Inc.(a)	(9,481)	(222,614)
Life Sciences Tools & Services (0.5)%
10X Genomics, Inc., Class A(a)	(15,617)	(129,153)
Charles River Laboratories International, Inc.(a)	(838)	(99,403)
Medpace Holdings, Inc.(a)	(512)	(157,896)
Oxford Nanopore Technologies PLC(a)	(79,436)	(126,295)
Thermo Fisher Scientific, Inc.	(1,571)	(673,959)
Total		(1,186,706)
Pharmaceuticals (1.9)%
Bristol-Myers Squibb Co.	(44,043)	(2,210,959)
Corcept Therapeutics, Inc.(a)	(2,521)	(181,209)
Merck & Co., Inc.	(9,195)	(783,414)
Zoetis, Inc.	(11,675)	(1,825,970)
Total		(5,001,552)
Total Health Care		(12,446,471)
Industrials (5.1)%
Aerospace & Defense (0.1)%
Northrop Grumman Corp.	(440)	(214,060)
Air Freight & Logistics (0.1)%
GXO Logistics, Inc.(a)	(9,758)	(353,630)
Building Products (0.4)%
Fortune Brands Home & Security, Inc.	(4,987)	(268,400)
Hayward Holdings, Inc.(a)	(27,748)	(369,881)
Trex Co., Inc.(a)	(5,400)	(312,228)
Total		(950,509)
Commercial Services & Supplies (0.1)%
Montrose Environmental Group, Inc.(a)	(10,449)	(152,869)
Tetra Tech, Inc.	(7,371)	(229,901)
Total		(382,770)
Construction & Engineering (0.5)%
Quanta Services, Inc.	(4,589)	(1,343,155)
Electrical Equipment (0.5)%
Bloom Energy Corp., Class A(a)	(39,749)	(728,202)
nVent Electric PLC	(8,911)	(489,303)
Regal Rexnord Corp.	(1,469)	(155,479)
Total		(1,372,984)

Common Stocks (continued)
Issuer	Shares	Value ($)
Machinery (3.0)%
Caterpillar, Inc.	(5,714)	(1,767,169)
Cummins, Inc.	(5,245)	(1,541,191)
Deere & Co.	(3,540)	(1,641,003)
Husqvarna AB	(53,247)	(247,665)
Kornit Digital Ltd.(a)	(11,372)	(214,703)
PACCAR, Inc.	(13,090)	(1,180,849)
Proto Labs, Inc.(a)	(12,027)	(422,869)
Spirax-Sarco Engineering PLC	(2,875)	(226,596)
Toro Co. (The)	(3,276)	(223,685)
VAT Group AG	(1,442)	(520,548)
Total		(7,986,278)
Passenger Airlines (0.1)%
American Airlines Group, Inc.(a)	(19,662)	(195,637)
Professional Services (0.2)%
Alight, Inc.	(37,793)	(193,122)
Dayforce, Inc.(a)	(2,497)	(144,501)
ICF International, Inc.	(2,911)	(247,319)
Total		(584,942)
Trading Companies & Distributors (0.1)%
SiteOne Landscape Supply, Inc.(a)	(2,161)	(248,104)
Total Industrials		(13,632,069)
Information Technology (10.6)%
Communications Equipment (1.3)%
Arista Networks, Inc.(a)	(27,584)	(2,269,336)
Ciena Corp.(a)	(15,281)	(1,026,272)
Total		(3,295,608)
Electronic Equipment, Instruments & Components (0.7)%
Cognex Corp.	(14,019)	(382,719)
Keysight Technologies, Inc.(a)	(5,579)	(811,186)
Novanta, Inc.(a)	(4,520)	(537,247)
Total		(1,731,152)
IT Services (0.7)%
Amdocs Ltd.	(4,107)	(363,798)
Cloudflare, Inc., Class A(a)	(2,628)	(317,410)
Infosys Ltd., ADR	(17,268)	(303,917)
International Business Machines Corp.	(3,939)	(952,529)
Total		(1,937,654)
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025

Common Stocks (continued)
Issuer	Shares	Value ($)
Semiconductors & Semiconductor Equipment (3.4)%
Advanced Micro Devices, Inc.(a)	(9,191)	(894,744)
Applied Materials, Inc.	(8,275)	(1,247,125)
ASML Holding NV	(4,332)	(2,894,122)
Axcelis Technologies, Inc.(a)	(20,807)	(1,019,127)
Enphase Energy, Inc.(a)	(13,081)	(583,282)
Entegris, Inc.	(3,799)	(300,577)
Microchip Technology, Inc.	(6,102)	(281,180)
ON Semiconductor Corp.(a)	(23,544)	(934,697)
Power Integrations, Inc.	(6,122)	(300,713)
Rambus, Inc.(a)	(13,089)	(638,612)
Total		(9,094,179)
Software (3.4)%
Blackline, Inc.(a)	(4,192)	(197,988)
Datadog, Inc., Class A(a)	(5,230)	(534,297)
Informatica, Inc., Class A(a)	(71,951)	(1,354,837)
Intapp, Inc.(a)	(21,605)	(1,172,287)
Onestream, Inc.(a)	(52,316)	(1,119,562)
PTC, Inc.(a)	(15,699)	(2,432,874)
Tyler Technologies, Inc.(a)	(4,152)	(2,255,782)
Total		(9,067,627)
Technology Hardware, Storage & Peripherals (1.1)%
Apple, Inc.	(13,179)	(2,800,537)
Konica Minolta, Inc.(a)	(74,400)	(228,357)
Total		(3,028,894)
Total Information Technology		(28,155,114)
Materials (0.8)%
Chemicals (0.3)%
Axalta Coating Systems Ltd.(a)	(7,777)	(252,752)
Ganfeng Lithium Group Co., Ltd., Class H	(87,000)	(212,112)
Huntsman Corp.	(10,697)	(142,377)
Sumitomo Chemical Co., Ltd.	(104,500)	(252,609)
Total		(859,850)
Construction Materials (0.1)%
Siam Cement PCL (The), NVDR	(33,600)	(160,552)

Common Stocks (continued)
Issuer	Shares	Value ($)
Containers & Packaging (0.4)%
Amcor PLC	(28,782)	(264,794)
Graphic Packaging Holding Co.	(11,408)	(288,737)
Greif, Inc., Class A	(6,965)	(365,523)
Total		(919,054)
Metals & Mining (0.0)%
MP Materials Corp.(a)	(3,836)	(93,829)
Total Materials		(2,033,285)
Real Estate (1.0)%
Diversified REITs (0.1)%
Nomura Real Estate Master Fund, Inc.	(335)	(333,512)
Industrial REITs (0.1)%
Segro PLC	(35,550)	(323,386)
Office REITs (0.2)%
SL Green Realty Corp.	(9,152)	(481,487)
Real Estate Management & Development (0.2)%
Sagax AB, Class B	(19,583)	(445,108)
Residential REITs (0.1)%
Mid-America Apartment Communities, Inc.	(2,487)	(397,049)
Retail REITs (0.2)%
Unibail-Rodamco-Westfield	(4,764)	(403,297)
Specialized REITs (0.1)%
Digital Realty Trust, Inc.	(2,011)	(322,846)
Total Real Estate		(2,706,685)
Utilities (0.4)%
Electric Utilities (0.4)%
Fortis, Inc.	(8,641)	(427,816)
Verbund AG	(6,953)	(534,345)
Total		(962,161)
Total Utilities		(962,161)
Total Common Stocks (Proceeds $89,135,783)		(84,944,770)
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025

Preferred Stocks (0.1)%
Issuer	Shares	Value ($)
Consumer Discretionary (0.1)%
Automobiles (0.1)%
Dr. Ing. h.c. F. Porsche AG	(5,857)	(294,441)
Total Consumer Discretionary		(294,441)
Total Preferred Stocks (Proceeds $419,558)		(294,441)

Exchange-Traded Equity Funds (0.6)%
	Shares	Value ($)
U.S. Small Mid Cap (0.6)%
SPDR S&P Biotech ETF	(19,623)	(1,627,728)
Total Exchange-Traded Equity Funds (Proceeds $1,802,460)		(1,627,728)
Total Investments in Securities Sold Short (Proceeds $91,357,801)		(86,866,939)
Total Investments in Securities, Net of Securities Sold Short		159,704,966
Other Assets & Liabilities, Net		104,923,517
Net Assets		264,628,483
At April 30, 2025, securities and/or cash totaling $146,763,081 were pledged as collateral.
Investments in derivatives
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Apple, Inc.	Morgan Stanley	USD	2,783,750	131	215.00	05/02/2025	35,993	47,487
Arista Networks, Inc.	Morgan Stanley	USD	2,262,425	275	82.00	05/09/2025	108,083	143,000
Bloom Energy Corp.	Morgan Stanley	USD	534,944	292	21.00	05/02/2025	17,528	10,950
Caterpillar, Inc.	Morgan Stanley	USD	1,608,204	52	320.00	05/02/2025	15,789	2,366
Cummins, Inc.	Morgan Stanley	USD	1,527,968	52	300.00	05/16/2025	44,743	39,520
GeneDx Holdings Corp.	Morgan Stanley	USD	828,940	124	85.00	06/20/2025	152,751	35,030
GeneDx Holdings Corp.	Morgan Stanley	USD	875,735	131	90.00	09/19/2025	239,034	101,525
Haemonetics Corp.	Morgan Stanley	USD	1,235,192	196	65.00	05/16/2025	57,669	60,760
Hologic, Inc.	Morgan Stanley	USD	849,720	146	60.00	05/16/2025	22,240	20,440
Informatica, Inc.	Morgan Stanley	USD	862,414	458	20.00	05/16/2025	41,893	37,785
Meta Platforms, Inc.	Morgan Stanley	USD	2,525,400	46	560.00	05/02/2025	71,554	62,560
Monday.com Ltd.	Morgan Stanley	USD	1,123,960	40	270.00	05/16/2025	88,463	106,600
OneStream, Inc.	Morgan Stanley	USD	1,119,220	523	25.00	05/16/2025	41,538	50,992
PACCAR, Inc.	Morgan Stanley	USD	1,181,751	131	97.00	05/16/2025	18,184	4,258
PTC Therapeutics, Inc.	Morgan Stanley	USD	1,958,712	393	50.00	06/20/2025	268,144	316,365
PTC, Inc.	Morgan Stanley	USD	2,433,029	157	160.00	05/16/2025	50,245	58,090
Quanta Services, Inc.	Morgan Stanley	USD	585,380	20	280.00	05/16/2025	30,112	42,700
Quanta Services, Inc.	Morgan Stanley	USD	760,994	26	290.00	05/16/2025	31,308	40,430
Trade Desk, Inc. (The)	Morgan Stanley	USD	665,012	124	65.00	05/16/2025	49,354	14,881
Verona Pharma PLC	Morgan Stanley	USD	944,117	131	55.00	09/19/2025	121,138	289,510
Vicor Corp.	Morgan Stanley	USD	522,756	131	55.00	05/16/2025	47,892	983
Total							1,553,655	1,486,232

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025
Put option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Advanced Energy Industries, Inc.	Morgan Stanley	USD	1,276,071	131	85.00	05/16/2025	108,220	28,492
Apollo Global Management, Inc.	Morgan Stanley	USD	1,787,888	131	133.00	05/16/2025	73,370	64,845
Apple, Inc.	Morgan Stanley	USD	2,783,750	131	192.50	05/02/2025	99,548	4,913
Arista Networks, Inc.	Morgan Stanley	USD	1,085,964	132	70.00	05/02/2025	32,018	660
Atlassian Corp.	Morgan Stanley	USD	1,552,508	68	210.00	05/02/2025	50,696	53,380
Axon Enterprise, Inc.	Morgan Stanley	USD	3,005,170	49	550.00	05/16/2025	132,760	79,870
Bloom Energy Corp.	Morgan Stanley	USD	239,992	131	17.00	05/02/2025	8,584	8,188
BridgeBio Pharma, Inc.	Morgan Stanley	USD	1,511,384	394	30.00	05/16/2025	129,669	3,940
Cloudflare, Inc.	Morgan Stanley	USD	954,162	79	119.00	05/16/2025	75,209	64,385
Commvault Systems, Inc.	Morgan Stanley	USD	651,807	39	155.00	05/16/2025	38,953	9,458
Commvault Systems, Inc.	Morgan Stanley	USD	2,189,403	131	140.00	05/16/2025	146,531	8,843
Commvault Systems, Inc.	Morgan Stanley	USD	802,224	48	150.00	05/16/2025	44,488	7,320
Datadog, Inc.	Morgan Stanley	USD	398,424	39	100.00	05/09/2025	24,525	21,645
eBay, Inc.	Morgan Stanley	USD	1,335,936	196	66.00	05/02/2025	40,854	27,832
Enphase Energy, Inc.	Morgan Stanley	USD	294,294	66	50.00	05/02/2025	19,374	35,310
GeneDx Holdings Corp.	Morgan Stanley	USD	1,490,755	223	105.00	05/02/2025	136,972	848,515
GeneDx Holdings Corp.	Morgan Stanley	USD	875,735	131	67.00	05/02/2025	50,127	35,697
GeneDx Holdings Corp.	Morgan Stanley	USD	1,477,385	221	75.00	05/09/2025	141,904	208,845
GeneDx Holdings Corp.	Morgan Stanley	USD	274,085	41	80.00	05/09/2025	26,548	56,170
Glaukos Corp.	Morgan Stanley	USD	791,700	84	90.00	05/16/2025	44,496	52,500
Glaukos Corp.	Morgan Stanley	USD	263,900	28	85.00	05/16/2025	17,578	12,880
Guidewire Software, Inc.	Morgan Stanley	USD	1,617,683	79	200.00	05/16/2025	35,394	33,970
Insmed, Inc.	Morgan Stanley	USD	943,200	131	72.50	05/16/2025	57,418	59,605
Insmed, Inc.	Morgan Stanley	USD	943,200	131	65.00	05/16/2025	53,068	23,252
Insmed, Inc.	Morgan Stanley	USD	943,200	131	62.50	06/20/2025	68,975	43,230
Insmed, Inc.	Morgan Stanley	USD	475,200	66	60.00	06/20/2025	40,688	15,840
Invesco QQQ Trust Series 1	Morgan Stanley	USD	6,228,657	131	450.00	06/20/2025	152,556	110,826
Invesco QQQ Trust Series 1	Morgan Stanley	USD	9,366,759	197	410.00	09/19/2025	276,753	200,152
iShares Russell 2000 ETF	Morgan Stanley	USD	2,552,666	131	185.00	06/20/2025	53,935	55,282
iShares Russell 2000 ETF	Morgan Stanley	USD	1,266,590	65	190.00	06/20/2025	41,567	35,587
iShares Russell 2000 ETF	Morgan Stanley	USD	643,038	33	186.00	06/20/2025	13,778	14,437
Mastercard, Inc.	Morgan Stanley	USD	2,192,240	40	500.00	05/02/2025	65,913	1,020
Monday.com Ltd.	Morgan Stanley	USD	2,641,306	94	240.00	05/16/2025	131,309	64,390
Neurocrine Biosciences, Inc.	Morgan Stanley	USD	2,078,417	193	105.00	05/16/2025	110,174	108,080
Palo Alto Networks, Inc.	Morgan Stanley	USD	1,719,756	92	182.50	05/02/2025	19,051	7,912
Paycom Software, Inc.	Morgan Stanley	USD	1,494,174	66	200.00	05/16/2025	63,231	25,410
PROCEPT BioRobotics Corp.	Morgan Stanley	USD	707,138	131	52.50	05/16/2025	54,200	26,527
Reddit, Inc.	Morgan Stanley	USD	652,792	56	105.00	05/02/2025	28,450	18,256
Snowflake, Inc.	Morgan Stanley	USD	3,333,341	209	155.00	05/09/2025	104,071	82,555
Spotify Technology SA	Morgan Stanley	USD	2,148,930	35	580.00	05/02/2025	80,738	5,058
Stanley Black & Decker, Inc.	Morgan Stanley	USD	786,262	131	55.00	05/16/2025	29,763	8,843
Tower Semiconductor Ltd.	Morgan Stanley	USD	1,409,732	394	30.00	05/16/2025	86,852	15,760
Verona Pharma PLC	Morgan Stanley	USD	944,117	131	60.00	05/16/2025	40,897	19,322
Verona Pharma PLC	Morgan Stanley	USD	3,790,882	526	55.00	05/16/2025	249,892	15,780
Verona Pharma PLC	Morgan Stanley	USD	1,607,161	223	50.00	05/16/2025	90,692	3,345
Vistra Corp.	Morgan Stanley	USD	2,035,191	157	125.00	05/02/2025	59,060	22,765
Waystar Holding Corp.	Morgan Stanley	USD	3,367,602	906	35.00	05/16/2025	181,368	138,165
Total							3,632,217	2,789,057

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Axon Enterprise, Inc.	Morgan Stanley	USD	(3,005,170)	(49)	700.00	05/16/2025	(28,028)	(40,915)
Caterpillar, Inc.	Morgan Stanley	USD	(1,608,204)	(52)	335.00	05/02/2025	(3,598)	(156)
Commvault Systems, Inc.	Morgan Stanley	USD	(986,067)	(59)	185.00	05/16/2025	(26,719)	(7,228)
GeneDx Holdings Corp.	Morgan Stanley	USD	(875,735)	(131)	135.00	05/02/2025	(38,440)	(328)
GeneDx Holdings Corp.	Morgan Stanley	USD	(875,735)	(131)	75.00	05/02/2025	(8,050)	(4,585)
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025
Call option contracts written (continued)
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
GeneDx Holdings Corp.	Morgan Stanley	USD	(615,020)	(92)	150.00	05/09/2025	(17,414)	(230)
Meta Platforms, Inc.	Morgan Stanley	USD	(1,098,000)	(20)	620.00	05/02/2025	(3,076)	(3,760)
Monday.com Ltd.	Morgan Stanley	USD	(1,123,960)	(40)	330.00	05/16/2025	(20,046)	(20,600)
Monday.com Ltd.	Morgan Stanley	USD	(1,180,158)	(42)	310.00	05/16/2025	(25,030)	(38,640)
PACCAR, Inc.	Morgan Stanley	USD	(1,181,751)	(131)	102.00	05/16/2025	(5,675)	(5,240)
Reddit, Inc.	Morgan Stanley	USD	(652,792)	(56)	135.00	05/09/2025	(16,270)	(16,044)
Verona Pharma PLC	Morgan Stanley	USD	(944,117)	(131)	70.00	05/16/2025	(27,006)	(81,220)
Verona Pharma PLC	Morgan Stanley	USD	(944,117)	(131)	85.00	06/20/2025	(22,347)	(20,960)
Waystar Holding Corp.	Morgan Stanley	USD	(1,929,123)	(519)	42.50	05/16/2025	(34,758)	(41,520)
Total							(276,457)	(281,426)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Ally Financial, Inc.	Morgan Stanley	USD	(643,402)	(197)	30.00	05/02/2025	(12,823)	(985)
Apollo Global Management, Inc.	Morgan Stanley	USD	(1,787,888)	(131)	115.00	05/16/2025	(12,187)	(7,860)
Apple, Inc.	Morgan Stanley	USD	(2,783,750)	(131)	172.50	05/02/2025	(29,514)	(983)
Axon Enterprise, Inc.	Morgan Stanley	USD	(3,005,170)	(49)	440.00	05/16/2025	(20,624)	(7,840)
Caterpillar, Inc.	Morgan Stanley	USD	(1,608,204)	(52)	277.50	05/02/2025	(6,627)	(520)
GeneDx Holdings Corp.	Morgan Stanley	USD	(875,735)	(131)	60.00	05/02/2025	(16,012)	(8,843)
GeneDx Holdings Corp.	Morgan Stanley	USD	(274,085)	(41)	60.00	05/09/2025	(3,324)	(7,278)
Invesco QQQ Trust Series 1	Morgan Stanley	USD	(6,228,657)	(131)	405.00	06/20/2025	(48,004)	(41,199)
iShares Russell 2000 ETF	Morgan Stanley	USD	(643,038)	(33)	171.00	06/20/2025	(5,093)	(6,864)
iShares Russell 2000 ETF	Morgan Stanley	USD	(2,552,666)	(131)	170.00	06/20/2025	(20,167)	(19,716)
Snowflake, Inc.	Morgan Stanley	USD	(3,333,341)	(209)	140.00	05/09/2025	(22,436)	(16,198)
Spotify Technology SA	Morgan Stanley	USD	(2,947,104)	(48)	500.00	05/02/2025	(21,486)	(456)
Stanley Black & Decker, Inc.	Morgan Stanley	USD	(786,262)	(131)	45.00	05/16/2025	(7,092)	(2,620)
Verona Pharma PLC	Morgan Stanley	USD	(944,117)	(131)	40.00	05/16/2025	(24,702)	(31,437)
Total							(250,091)	(152,799)

Total return swap contracts
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Verona Pharma PLC, ADR	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	1,114,029	259,121	(2,265)	—	—	256,856	—
Total return on CommVault Systems, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	2,271,297	185,514	(4,621)	—	—	180,893	—
Total return on Snowflake, Inc., Class A	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	2,051,560	181,300	(4,174)	—	—	177,126	—
Total return on Rubrik, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	1,466,196	167,208	(2,983)	—	—	164,225	—
Total return on argenx SE	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	1,644,199	108,002	(3,343)	—	—	104,659	—
Total return on Axon Enterprise, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	1,247,074	75,202	(2,536)	—	—	72,666	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on CommVault Systems, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	881,943	72,035	(1,795)	—	—	70,240	—
Total return on Axon Enterprise, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	1,008,764	60,831	(2,053)	—	—	58,778	—
Total return on BridgeBio Pharma, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	489,050	58,846	(994)	—	—	57,852	—
Total return on argenx SE	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	877,794	57,659	(1,785)	—	—	55,874	—
Total return on Snowflake, Inc., Class A	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	642,138	56,747	(1,306)	—	—	55,441	—
Total return on Rubrik, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	436,712	49,804	(888)	—	—	48,916	—
Total return on Axon Enterprise, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	617,174	37,217	(1,255)	—	—	35,962	—
Total return on Verona Pharma PLC, ADR	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	148,105	34,449	(301)	—	—	34,148	—
Total return on argenx SE	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	488,538	32,090	(993)	—	—	31,097	—
Total return on Rubrik, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	276,411	31,522	(562)	—	—	30,960	—
Total return on BridgeBio Pharma, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	245,021	29,483	(498)	—	—	28,985	—
Total return on Snowflake, Inc., Class A	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	304,657	26,923	(619)	—	—	26,304	—
Total return on argenx SE	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	408,023	26,802	(830)	—	—	25,972	—
Total return on BridgeBio Pharma, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	215,678	25,952	(439)	—	—	25,513	—
Total return on Verona Pharma PLC, ADR	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	101,913	23,705	(207)	—	—	23,498	—
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on CommVault Systems, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	291,715	23,827	(594)	—	—	23,233	—
Total return on Argenx SE	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	341,431	22,427	(694)	—	—	21,733	—
Total return on Rubrik, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	155,996	17,790	(317)	—	—	17,473	—
Total return on Insmed, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	1,557,783	20,384	(3,167)	—	—	17,217	—
Total return on BridgeBio Pharma, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	136,036	16,369	(277)	—	—	16,092	—
Total return on BridgeBio Pharma, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	132,783	15,977	(270)	—	—	15,707	—
Total return on Insmed, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	1,056,740	13,828	(2,149)	—	—	11,679	—
Total return on BridgeBio Pharma, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	84,162	10,127	(171)	—	—	9,956	—
Total return on BridgeBio Pharma, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	83,854	10,090	(171)	—	—	9,919	—
Total return on BridgeBio Pharma, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	83,820	10,085	(170)	—	—	9,915	—
Total return on BridgeBio Pharma, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	80,087	9,637	(163)	—	—	9,474	—
Total return on Rubrik, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	75,655	8,628	(154)	—	—	8,474	—
Total return on Snowflake, Inc., Class A	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	91,294	8,068	(186)	—	—	7,882	—
Total return on BridgeBio Pharma, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	64,474	7,758	(131)	—	—	7,627	—
Total return on Insmed, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	322,587	4,221	(656)	—	—	3,565	—
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on Insmed, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	174,619	2,285	(355)	—	—	1,930	—
Total return on Waystar Holding Corp.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	401,798	2,611	(817)	—	—	1,794	—
Total return on Waystar Holding Corp.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	212,975	1,384	(433)	—	—	951	—
Total return on CommVault Systems, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	4,481	366	(9)	—	—	357	—
Total return on Insmed, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	17,128	224	(30)	—	—	194	—
Total return on Natera, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	189,068	(1,009)	(385)	—	—	—	(1,394)
Total return on Natera, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	389,061	(2,076)	(792)	—	—	—	(2,868)
Total return on Natera, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	547,933	(2,925)	(1,115)	—	—	—	(4,040)
Total return on EQT Corp.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	271,205	(6,948)	(552)	—	—	—	(7,500)
Total return on EQT Corp.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	421,091	(10,789)	(857)	—	—	—	(11,646)
Total return on Natera, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	1,780,669	(9,505)	(3,621)	—	—	—	(13,126)
Total return on Natera, Inc.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	2,893,530	(15,445)	(5,884)	—	—	—	(21,329)
Total return on GeneDx Holdings Corp.	1-Day Overnight Fed Funds Effective Rate plus 0.550%	Monthly	Morgan Stanley	07/24/2026	USD	789,241	(273,639)	(2,682)	—	—	—	(276,321)
Total return on AtkinsRealis Group, Inc.	CORRA plus 0.550%	Monthly	Morgan Stanley	07/27/2026	CAD	231,739	(1,706)	(229)	—	—	—	(1,935)
Total return on AtkinsRealis Group, Inc.	CORRA plus 0.550%	Monthly	Morgan Stanley	07/27/2026	CAD	234,636	(1,727)	(232)	—	—	—	(1,959)
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025
Total return swap contracts (continued)
Fund receives	Fund pays	Payment frequency	Counterparty	Maturity date	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Total return on AtkinsRealis Group, Inc.	CORRA plus 0.550%	Monthly	Morgan Stanley	07/27/2026	CAD	1,392,849	(10,255)	(1,393)	—	—	—	(11,648)
Total return on AtkinsRealis Group, Inc.	CORRA plus 0.550%	Monthly	Morgan Stanley	07/27/2026	CAD	1,531,548	(11,276)	(1,509)	—	—	—	(12,785)
Total							1,459,198	(64,612)	—	—	1,761,137	(366,551)

Reference index and values for swap contracts as of period end
Reference index		Reference rate
1-Day Overnight Fed Funds Effective Rate	Overnight Federal Funds Effective Rate	4.330%
CORRA	Canadian Overnight Repo Rate Average	2.750%
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	This security or a portion of this security has been pledged as collateral in connection with investments sold short and/or derivative contracts.
(c)
Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At April 30, 2025, the total value of these securities amounted to $0, which represents less than 0.01% of total net assets.

(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at April 30, 2025.
(f)
Under Section 2(a)(3) of the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. The value of the holdings and transactions in these affiliated companies during the year ended April 30, 2025 are as follows:

Affiliated issuers	Beginning of period($)	Purchases($)	Sales($)	Net change in unrealized appreciation (depreciation)($)	End of period($)	Realized gain (loss)($)	Dividends($)	End of period shares
Columbia Short-Term Cash Fund, 4.503%
	49,547,895	419,855,233	(417,987,063)	(8,030)	51,408,035	8,885	1,561,701	51,423,462
Abbreviation Legend
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
Currency Legend
CAD	Canada Dollar
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025
Fair value measurements   (continued)
■
 Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date.  Valuation adjustments are not applied to Level 1 investments.
■
 Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■
 Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Values of foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange may include an adjustment to reflect the impact of market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation. When such adjustments have been made, the foreign equity securities are classified as Level 2.
Investments falling into the Level 3 category, if any, are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The Fund’s Board of Trustees (the Board) has designated the Investment Manager, through its Valuation Committee (the Committee), as valuation designee, responsible for determining the fair value of the assets of the Fund for which market quotations are not readily available using valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. Representatives of Columbia Management Investment Advisers, LLC report to the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The following table is a summary of the inputs used to value the Fund’s investments at April 30, 2025:
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	7,221,406	1,163,354	—	8,384,760
Consumer Discretionary	8,062,792	911,644	—	8,974,436
Consumer Staples	7,825,541	446,679	—	8,272,220
Energy	3,702,873	—	—	3,702,873
Financials	19,540,800	3,204,868	—	22,745,668
Health Care	28,811,529	1,528,840	—	30,340,369
Industrials	17,269,500	1,262,108	—	18,531,608
Information Technology	26,509,817	769,122	—	27,278,939
Materials	6,537,188	—	—	6,537,188
Real Estate	3,656,014	—	—	3,656,014
Utilities	7,294,023	1,514,842	—	8,808,865
Total Common Stocks	136,431,483	10,801,457	—	147,232,940
Exchange-Traded Equity Funds	41,160,431	—	—	41,160,431
Limited Partnerships
Energy	2,495,210	—	—	2,495,210
Total Limited Partnerships	2,495,210	—	—	2,495,210
Warrants
Information Technology	—	—	0 *	0 *
Total Warrants	—	—	0 *	0 *
Call Option Contracts Purchased	1,486,232	—	—	1,486,232
Put Option Contracts Purchased	2,789,057	—	—	2,789,057
Money Market Funds	51,408,035	—	—	51,408,035
Total Investments in Securities	235,770,448	10,801,457	0 *	246,571,905
Investments in Securities Sold Short
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Directional Alternative Strategies Fund  | 2025

Portfolio of Investments (continued)
April 30, 2025
Fair value measurements   (continued)
	Level 1 ($)	Level 2 ($)	Level 3 ($)	Total ($)
Common Stocks
Communication Services	(1,189,524)	(897,392)	—	(2,086,916)
Consumer Discretionary	(7,089,102)	(1,051,717)	—	(8,140,819)
Consumer Staples	(3,291,048)	(849,344)	—	(4,140,392)
Energy	(630,386)	(170,102)	—	(800,488)
Financials	(6,796,243)	(3,044,127)	—	(9,840,370)
Health Care	(12,073,355)	(373,116)	—	(12,446,471)
Industrials	(12,637,260)	(994,809)	—	(13,632,069)
Information Technology	(27,926,757)	(228,357)	—	(28,155,114)
Materials	(1,408,012)	(625,273)	—	(2,033,285)
Real Estate	(1,201,382)	(1,505,303)	—	(2,706,685)
Utilities	(427,816)	(534,345)	—	(962,161)
Total Common Stocks	(74,670,885)	(10,273,885)	—	(84,944,770)
Exchange-Traded Equity Funds	(1,627,728)	—	—	(1,627,728)
Preferred Stocks
Consumer Discretionary	—	(294,441)	—	(294,441)
Total Preferred Stocks	—	(294,441)	—	(294,441)
Total Investments in Securities Sold Short	(76,298,613)	(10,568,326)	—	(86,866,939)
Total Investments in Securities, Net of Securities Sold Short	159,471,835	233,131	0 *	159,704,966
Investments in Derivatives
Asset
Swap Contracts	—	1,761,137	—	1,761,137
Liability
Call Option Contracts Written	(281,426)	—	—	(281,426)
Put Option Contracts Written	(152,799)	—	—	(152,799)
Swap Contracts	—	(366,551)	—	(366,551)
Total	159,037,610	1,627,717	0 *	160,665,327

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable.
Swap contracts are valued at unrealized appreciation (depreciation).
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | 2025

Statement of Assets and Liabilities
April 30, 2025

Assets
Investments in securities, at value
Unaffiliated issuers (cost $167,729,556)	$190,888,581
Affiliated issuers (cost $51,411,914)	51,408,035
Option contracts purchased (cost $5,185,872)	4,275,289
Cash	4,931
Cash collateral held at broker for:
Swap contracts	13,000,000
Other(a)	94,541,145
Unrealized appreciation on swap contracts	1,761,137
Receivable for:
Investments sold	2,096,246
Capital shares sold	124,316
Dividends	316,959
Interest	186,333
Foreign tax reclaims	223,488
Expense reimbursement due from Investment Manager	1,550
Prepaid expenses	1,377
Deferred compensation of board members	48,255
Total assets	358,877,642
Liabilities
Securities sold short, at value (proceeds $91,357,801)	86,866,939
Option contracts written, at value (premiums received $526,548)	434,225
Foreign currency (cost $23,874)	24,620
Unrealized depreciation on swap contracts	366,551
Payable for:
Investments purchased	5,799,819
Capital shares redeemed	219,168
Dividends and interest on securities sold short	71,901
Due to broker	263,030
Management services fees	11,772
Transfer agent fees	39,725
Compensation of chief compliance officer	1
Compensation of board members	835
Other expenses	78,521
Deferred compensation of board members	72,052
Total liabilities	94,249,159
Net assets applicable to outstanding capital stock	$264,628,483
Represented by
Paid in capital	217,411,570
Total distributable earnings (loss)	47,216,913
Total - representing net assets applicable to outstanding capital stock	$264,628,483
Institutional Class
Net assets	$264,628,483
Shares outstanding	36,357,244
Net asset value per share	$7.28

(a)	Includes collateral related to option contracts purchased, option contracts written and securities sold short.
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Directional Alternative Strategies Fund  | 2025

Statement of Operations
Year Ended April 30, 2025

Net investment income
Income:
Dividends — unaffiliated issuers	$3,769,622
Dividends — affiliated issuers	1,561,701
Interest	3,318,918
Interfund lending	565
Foreign taxes withheld	(127,461)
Total income	8,523,345
Expenses:
Management services fees	4,417,498
Transfer agent fees
Institutional Class	541,830
Custodian fees	134,094
Printing and postage fees	68,973
Registration fees	40,851
Accounting services fees	56,017
Legal fees	17,101
Dividends and interest on securities sold short	1,778,175
Interest on interfund lending	146
Compensation of chief compliance officer	47
Compensation of board members	14,148
Deferred compensation of board members	3,701
Other	13,261
Total expenses	7,085,842
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(536,740)
Total net expenses	6,549,102
Net investment income	1,974,243
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	38,912,525
Investments — affiliated issuers	8,885
Foreign currency translations	(233,815)
Option contracts purchased	(626,606)
Option contracts written	1,434,365
Securities sold short	(4,389,640)
Swap contracts	8,419,137
Net realized gain	43,524,851
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(11,955,711)
Investments — affiliated issuers	(8,030)
Foreign currency translations	845,423
Option contracts purchased	(910,583)
Option contracts written	90,891
Securities sold short	(109,965)
Swap contracts	1,394,586
Net change in unrealized appreciation (depreciation)	(10,653,389)
Net realized and unrealized gain	32,871,462
Net increase in net assets resulting from operations	$34,845,705
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | 2025

Statement of Changes in Net Assets

	Year Ended April 30, 2025	Year Ended April 30, 2024
Operations
Net investment income	$1,974,243	$3,937,217
Net realized gain	43,524,851	15,794,838
Net change in unrealized appreciation (depreciation)	(10,653,389)	11,654,699
Net increase in net assets resulting from operations	34,845,705	31,386,754
Distributions to shareholders
Net investment income and net realized gains
Institutional Class	(25,400,971)	(4,149,250)
Total distributions to shareholders	(25,400,971)	(4,149,250)
Decrease in net assets from capital stock activity	(17,397,541)	(14,419,213)
Total increase (decrease) in net assets	(7,952,807)	12,818,291
Net assets at beginning of year	272,581,290	259,762,999
Net assets at end of year	$264,628,483	$272,581,290

	Year Ended		Year Ended
	April 30, 2025		April 30, 2024
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Institutional Class
Shares sold	4,931,184	36,836,847	6,632,497	44,316,193
Distributions reinvested	3,409,526	25,400,971	617,448	4,149,250
Shares redeemed	(10,369,999)	(79,635,359)	(9,355,548)	(62,884,656)
Net decrease	(2,029,289)	(17,397,541)	(2,105,603)	(14,419,213)

Total net decrease	(2,029,289)	(17,397,541)	(2,105,603)	(14,419,213)
The accompanying Notes to Financial Statements are an integral part of this statement.

Multi-Manager Directional Alternative Strategies Fund  | 2025

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The ratios of expenses and net investment income are annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
Institutional Class	Year Ended April 30,
	2025	2024	2023	2022	2021
Per share data
Net asset value, beginning of period	$7.10	$6.42	$7.42	$7.23	$6.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.10	0.04	(0.07)	(0.08)
Net realized and unrealized gain (loss)	0.88	0.69	(0.28)	0.80	1.31
Total from investment operations	0.93	0.79	(0.24)	0.73	1.23
Distributions to shareholders
Distributions from net investment income	(0.29)	(0.09)	(0.15)	(0.08)	—
Distributions from net realized gains	(0.46)	(0.02)	(0.61)	(0.46)	—
Total distributions to shareholders	(0.75)	(0.11)	(0.76)	(0.54)	—
Net asset value, end of period	$7.28	$7.10	$6.42	$7.42	$7.23
Total return	12.89%	12.34%	(3.44%)	10.42%	20.50%
Ratios to average net assets
Total gross expenses(a)	2.56%(b),(c)	2.36%(b),(c)	2.62%(b),(c)	2.61%(b),(c),(d)	2.90%(b),(c),(d)
Total net expenses(a),(e)	2.37%(b),(c)	2.07%(b),(c)	2.35%(b),(c)	2.43%(b),(c),(d)	2.71%(b),(c),(d)
Net investment income (loss)	0.71%	1.47%	0.62%	(1.00%)	(1.31%)
Supplemental data
Net assets, end of period (in thousands)	$264,628	$272,581	$259,763	$266,700	$278,350
Portfolio turnover	344%	193%	399%	323%	254%

Notes to Financial Highlights
(a)
In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.

(b)	Ratios include dividends and interest on securities sold short. If dividends and interest on securities sold short had been excluded, expenses would have been lower by:

Class	4/30/2025	4/30/2024	4/30/2023	4/30/2022	4/30/2021
Institutional Class	0.64%	0.41%	0.51%	0.59%	0.87%

(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Directional Alternative Strategies Fund  | 2025

Notes to Financial Statements
April 30, 2025
Note 1. Organization
Multi-Manager Directional Alternative Strategies Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers the share class listed in the Statement of Assets and Liabilities which is not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Segment reporting
In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (ASU 2023-07). Adoption of the new standard impacted financial statement disclosures only and did not affect the Fund’s financial position or its results of operations. The intent of the ASU 2023-07 is to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows through improved segment disclosures.
The chief operating decision maker (CODM) for the Fund is Columbia Management Investment Advisers, LLC through its Investment Oversight Committee and Global Executive Group, which are responsible for assessing performance and making decisions about resource allocation. The CODM has determined that the Fund has a single operating segment because the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the Fund’s financial statements.
Security valuation
Equity securities listed on an exchange are valued at the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. Securities with a closing price not readily available or not listed on any exchange are valued at the mean between the closing bid and ask prices. Listed preferred stocks convertible into common stocks are valued using an evaluated price from a pricing service.
Foreign equity securities are valued based on the closing price or last trade price on their primary exchange at the close of business of the New York Stock Exchange. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are determined at the scheduled closing time of the New York Stock Exchange. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy approved by

Multi-Manager Directional Alternative Strategies Fund  | 2025

Notes to Financial Statements (continued)
April 30, 2025
the Board of Trustees. Under the policy, the Fund may utilize a third-party pricing service to determine these fair values. The third-party pricing service takes into account multiple factors, including relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies (other than exchange-traded funds (ETFs)), are valued at the latest net asset value reported by those companies as of the valuation time.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using mid-market evaluations from independent third-party vendors.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security, if available.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, in seeking to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are
Multi-Manager Directional Alternative Strategies Fund  | 2025

Notes to Financial Statements (continued)
April 30, 2025
computed. Notional exposures provide a gauge for how the Fund may behave given changes in the underlying rate, asset or reference instrument and individual markets. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally expected to be limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty provides some protection in the case of clearing member default. The clearinghouse or central counterparty stands between the buyer and the seller of the contract; therefore, failure of the clearinghouse or central counterparty may pose additional counterparty credit risk. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients and such shortfall is remedied by the central counterparty or otherwise, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the clearing broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk in respect of over-the-counter derivatives, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange forward contracts and contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or central counterparty for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms for most over-the-counter derivatives are subject to regulatory requirements to exchange variation margin with trading counterparties and may have contract specific margin terms as well. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker or receive interest income on cash collateral pledged to the broker. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.  The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement.  In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.

Multi-Manager Directional Alternative Strategies Fund  | 2025

Notes to Financial Statements (continued)
April 30, 2025
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and has written option contracts to produce incremental earnings, to decrease the Fund’s exposure to equity risk, to increase return on investments, to protect gains and to facilitate buying and selling of securities for investments. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Collateral may be collected or posted by the Fund to secure over-the-counter option contract trades. Collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund realizes a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and are entered into bilaterally or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty and the central counterparty becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the central counterparty in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. For a bilateral swap contract, the Fund has credit exposure to the broker, but exchanges daily variation margin with the broker based on the mark-to-market value of the swap contract to minimize that exposure. For centrally cleared swap contracts, there is less credit exposure to the FCM than in the case of an over-the-counter derivative, because the central counterparty stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
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Notes to Financial Statements (continued)
April 30, 2025
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the bilateral counterparty, FCM or central counterparty, as applicable, may not fulfill its obligation under the contract.
Total return swap contracts
The Fund entered into total return swap contracts to manage long or short exposure to the total return on a specified reference security in return for periodic payments based on a fixed or variable interest rate. These instruments may be used for other purposes in future periods. Total return swap contracts may be used to obtain exposure to an underlying reference security, instrument, or other asset or index or market without owning, taking physical custody of, or short selling any such security, instrument or asset in a market.
Total return swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time the Fund will realize a gain (loss). Periodic payments received (or made) by the Fund over the term of the contract are recorded as realized gains (losses). Total return swap contracts are subject to the risk associated with the investment in the underlying reference security, instrument or asset. This risk may be offset if the Fund holds any of the underlying reference security, instrument or asset. Total return swap contracts are subject to the risk that the counterparty may not fulfill its obligations under the contract. This risk is offset by the daily exchange of variation margin with the swap counterparty.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at April 30, 2025:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Investments, at value — Option contracts purchased	4,275,289
Equity risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	1,761,137 *
Total		6,036,426

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Option contracts written, at value	434,225
Equity risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	366,551 *
Total		800,776

*
Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin for futures and centrally cleared swaps, if any, is reported in receivables or payables in the Statement of Assets and Liabilities.

Multi-Manager Directional Alternative Strategies Fund  | 2025

Notes to Financial Statements (continued)
April 30, 2025
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended April 30, 2025:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Equity risk	(626,606)	1,434,365	8,419,137	9,226,896

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Option contracts purchased ($)	Option contracts written ($)	Swap contracts ($)	Total ($)
Equity risk	(910,583)	90,891	1,394,586	574,894
The following table is a summary of the average daily outstanding volume by derivative instrument for the year ended April 30, 2025:
Derivative instrument	Average value ($)
Option contracts purchased	2,885,119
Option contracts written	(178,388)

Derivative instrument	Average unrealized appreciation ($)	Average unrealized depreciation ($)
Total return swap contracts	1,698,355	(1,568,457)
Short sales
The Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. The Fund is required to maintain a margin account with the broker and to pledge assets to the broker as collateral for the borrowed security. Securities pledged as collateral are designated in the Portfolio of Investments. In addition, the collateral is recorded as cash collateral held at broker in the Statement of Assets and Liabilities. The Fund can purchase the same security at the current market price and deliver it to the broker to close out the short sale. The Fund is obligated to pay the broker a fee for borrowing the security and may receive rebate income from the investment of collateral. The net amount of income or fees is included in "Interest income" (for net income received) or “Dividends and interest on securities sold short” (for net expense) in the Statement of Operations. A short position is reported as a liability at fair value in the Statement of Assets and Liabilities. The Fund must also pay the broker for any dividends accrued (recognized on ex-date) on the borrowed security. This amount is recorded as an expense in the Statement of Operations. The Fund will record a gain if the security declines in value, and will realize a loss if the security appreciates. Such gain, limited to the price at which the Fund sold the security short, or such loss, potentially unlimited in size because the short position loses value as the market price of the security sold short increases, will be recognized upon the termination of a short sale.
Multi-Manager Directional Alternative Strategies Fund  | 2025

Notes to Financial Statements (continued)
April 30, 2025
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of April 30, 2025:
	JPMorgan ($)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Morgan Stanley ($)(a)	Total ($)
Assets
Call option contracts purchased	-	1,486,232	-	-	1,486,232
Put option contracts purchased	-	2,789,057	-	-	2,789,057
OTC total return swap contracts (b)	-	-	1,761,137	-	1,761,137
Total assets	-	4,275,289	1,761,137	-	6,036,426
Liabilities
Call option contracts written	-	281,426	-	-	281,426
Put option contracts written	-	152,799	-	-	152,799
OTC total return swap contracts (b)	-	-	366,551	-	366,551
Securities borrowed	6,001,776	45,478,487	-	35,386,676	86,866,939
Total liabilities	6,001,776	45,912,712	366,551	35,386,676	87,667,715
Total financial and derivative net assets	(6,001,776)	(41,637,423)	1,394,586	(35,386,676)	(81,631,289)
Total collateral received (pledged) (c)	(6,001,776)	(41,637,423)	-	(35,386,676)	(83,025,875)
Net amount (d)	-	-	1,394,586	-	1,394,586

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)
Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.

(c)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(d)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of an ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information as to the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Investment Manager’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities on the payment date, the proceeds are recorded as realized gains.

Multi-Manager Directional Alternative Strategies Fund  | 2025

Notes to Financial Statements (continued)
April 30, 2025
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability in the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements and regulatory updates
Accounting Standards Update 2023-09 Income Taxes (Topic 740)
In December 2023, the FASB issued Accounting Standards Update No. 2023-09 Income Taxes (Topic 740) Improvements to Income Tax Disclosures. The amendments were issued to enhance the transparency and decision usefulness of income tax disclosures primarily related to rate reconciliation and income taxes paid information. The amendments are effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management expects that the adoption of the amendments will not have a material impact on its financial statements.
Multi-Manager Directional Alternative Strategies Fund  | 2025

Notes to Financial Statements (continued)
April 30, 2025
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreements below) have the primary responsibility for the day-to-day portfolio management of the Fund. The management services fee is equal to 1.60% of the Fund’s daily net assets.
Effective February 26, 2025 (Waiver Effective Date), the Investment Manager started to voluntarily waive a portion of its management fee effective on Fund assets formerly managed by a Fund subadviser that was terminated on the Waiver Effective Date (the Former Subadviser’s Sleeve), which assets have been managed directly by the Investment Manager since that date. The Investment Manager waived its management fees in an amount equal to the subadvisory fees that would have been paid by the Investment Manager to the former subadviser with respect to the Former Subadviser’s Sleeve (based on the fee schedule in the terminated subadvisory agreement between the Investment Manager and the former subadviser and the daily value of such assets). This voluntary management fee waiver was not taken into account as an offset to the Fund’s operating expenses when calculating an existing contractual fee waiver/reimbursement arrangement between the Fund and the Investment Manager. In addition, prior to July 23, 2024, the same voluntary waiver arrangement was in place on Fund assets managed by a former Fund subadviser.
Subadvisory agreements
The Investment Manager has entered into Subadvisory Agreement with Boston Partners Global Investors, Inc., to serve as a subadviser to a portion of the assets of the Fund. Effective July 24, 2024, the Investment Manager has entered into a Subadvisory Agreement with Summit Partners Public Asset Management, LLC to serve as a subadviser to a portion of the assets of the Fund. Prior to February 26, 2025, Allspring Global Investments, LLC served as a subadviser to the Fund. In addition, on February 26, 2025, the Fund’s Investment Manager began managing the former Allspring sleeve. New investments in the Fund, net of any redemptions, are allocated in accordance with the Investment Manager’s determination. Each subadviser’s proportionate share of investments in the Fund will vary due to market fluctuations. The Investment Manager compensates each subadviser to manage the investment of the Fund’s assets.
Compensation of Board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Deferred Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Deferred Plan. All amounts payable under the Deferred Plan constitute a general unsecured obligation of the Fund. The expense for the Deferred Plan, which includes Trustees’ fees deferred during the current period as well as any gains or losses on the Trustees’ deferred compensation balances as a result of market fluctuations, is included in "Deferred compensation of board members" in the Statement of Operations.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer for the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated registered investment companies managed by the Investment Manager and its affiliates, based on relative net assets.

Multi-Manager Directional Alternative Strategies Fund  | 2025

Notes to Financial Statements (continued)
April 30, 2025
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with SS&C GIDS, Inc. (SS&C GIDS) to serve as sub-transfer agent. The Transfer Agent pays the fees of SS&C GIDS for services as sub-transfer agent and SS&C GIDS is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
For the year ended April 30, 2025, the Fund’s effective transfer agency fee rate as a percentage of average daily net assets was as follows:
Effective rate (%)
Institutional Class	0.20
Distribution and service fees
The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Fund does not pay the Distributor a fee for the distribution services it provides to the Fund.
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the classes’ average daily net assets:
	September 1, 2024 through August 31, 2025 (%)	Prior to September 1, 2024 (%)
Institutional Class	1.82	1.84
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, costs associated with shareholder meetings, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. The Fund’s management services fee voluntary waiver, is also excluded from the waiver/reimbursement commitment and, therefore, provides an additional benefit to the Fund’s shareholders. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Multi-Manager Directional Alternative Strategies Fund  | 2025

Notes to Financial Statements (continued)
April 30, 2025
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At April 30, 2025, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, swap investments, tax straddles, investments in partnerships and/or grantor trusts, constructive sales of appreciated financial positions, derivative investments, trustees’ deferred compensation, non-deductible expenses, foreign currency transactions, passive foreign investment company (pfic) holdings and miscellaneous adjustments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets. Temporary differences do not require reclassifications.
The following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
13,033,974	(13,033,974)	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended April 30, 2025			Year Ended April 30, 2024
Ordinary income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Long-term capital gains ($)	Total ($)
15,055,789	10,345,182	25,400,971	3,525,558	623,692	4,149,250
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At April 30, 2025, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
21,189,077	7,625,748	—	18,006,404
At April 30, 2025, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
142,658,923	29,928,395	(11,921,991)	18,006,404
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Multi-Manager Directional Alternative Strategies Fund  | 2025

Notes to Financial Statements (continued)
April 30, 2025
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,174,665,200 and $1,260,212,741, respectively, for the year ended April 30, 2025. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Brokerage commissions paid to brokers affiliated with the Investment Manager of the Fund were $2,005 for the year ended April 30, 2025.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. The Securities and Exchange Commission has adopted amendments to money market fund rules requiring institutional prime money market funds like the Affiliated MMF to be subject to a discretionary liquidity fee of up to 2% if the imposition of such a fee is determined to be in the best interest of the Affiliated MMF and to a mandatory liquidity fee if daily net redemptions exceed 5% of net assets.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended April 30, 2025 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Number of days with outstanding loans
Borrower	300,000	5.86	3
Lender	2,050,000	5.36	2
Interest income earned and interest expense incurred by the Fund are recorded as Interfund lending and Interest on interfund lending, respectively, in the Statement of Operations. The Fund had no outstanding interfund loans at April 30, 2025.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. Pursuant to an October 24, 2024 amendment and restatement, the credit facility, which is an agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits aggregate borrowings up to $900 million. Interest is currently charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in October unless extended or renewed. Prior to the October 24, 2024 amendment and restatement, the Fund had access to a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A., Citibank, N.A. and Wells Fargo Bank, N.A. which permitted collective borrowings
Multi-Manager Directional Alternative Strategies Fund  | 2025

Notes to Financial Statements (continued)
April 30, 2025
up to $900 million. Interest was charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the secured overnight financing rate plus 0.10% and (iii) the overnight bank funding rate, plus 1.00% in each case.
The Fund had no borrowings during the year ended April 30, 2025.
Note 9. Significant risks
Alternative strategies investment risk
An investment in alternative investment strategies (Alternative Strategies) involves risks, which may be significant. Alternative Strategies may include strategies, instruments or other assets, such as derivatives, that seek investment returns uncorrelated with the broad equity and fixed income/debt markets, as well as those providing exposure to other markets (such as commodity markets), including but not limited to absolute (positive) return strategies. Alternative Strategies may fail to achieve their desired performance, market or other exposure, or their returns (or lack thereof) may be more correlated with the broad equity and/or fixed income/debt markets than was anticipated, and the Fund may lose money.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small movement in the underlying reference (which is generally the price, rate or other economic indicator associated with a security(ies), commodity, currency, index or other instrument or asset) may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk, liquidity risk and pricing risk.
Market risk
The Fund may incur losses due to declines in the value of one or more securities in which it invests. These declines may be due to factors affecting a particular issuer, or the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s) more generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Fund’s ability to price or value hard-to-value assets in thinly traded and closed markets and could cause significant redemptions and operational challenges. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies worldwide. As a result, local, regional or global events such as terrorism, war, other conflicts, natural disasters, disease/virus outbreaks and epidemics or other public health issues, recessions, depressions or other events – or the potential for such events – could have a significant negative impact on global economic and market conditions.
Shareholder concentration risk
At April 30, 2025, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Fund shares sold to or redeemed by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Short positions risk
The Fund may establish short positions which introduce more risk to the Fund than long positions (where the Fund owns the instrument or other asset) because the maximum sustainable loss on an instrument or other asset purchased (held long) is limited to the amount paid for the instrument or other asset plus the transaction costs, whereas there is no maximum price of the shorted instrument or other asset when purchased in the open market. Therefore, in theory, short positions have unlimited risk. The Fund’s use of short positions in effect “leverages” the Fund. Leverage potentially exposes the Fund to

Multi-Manager Directional Alternative Strategies Fund  | 2025

Notes to Financial Statements (continued)
April 30, 2025
greater risks of loss due to unanticipated market movements, which may magnify losses and increase the volatility of returns. To the extent the Fund takes a short position in a derivative instrument or other asset, this involves the risk of a potentially unlimited increase in the value of the underlying instrument or other asset.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates are involved, in the normal course of business, in legal proceedings that include regulatory inquiries, arbitration and litigation (including class actions) concerning matters arising in connection with the conduct of their activities as part of a diversified financial services firm. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss that may result from such matters. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief, and may lead to further claims, examinations, adverse publicity or reputational damage, each of which could have a material adverse effect on the consolidated financial condition or results of operations or financial condition of Ameriprise Financial or one or more of its affiliates that provide services to the Fund.
Multi-Manager Directional Alternative Strategies Fund  | 2025

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Multi-Manager Directional Alternative Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Multi-Manager Directional Alternative Strategies Fund (one of the funds constituting Columbia Funds Series Trust I, referred to hereafter as the "Fund") as of April 30, 2025, the related statement of operations for the year ended April 30, 2025, the statement of changes in net assets for each of the two years in the period ended April 30, 2025, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2025 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended April 30, 2025 and the financial highlights for each of the five years in the period ended April 30, 2025 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
June 18, 2025
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.

Multi-Manager Directional Alternative Strategies Fund  | 2025

 Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended April 30, 2025. Shareholders will be notified in early 2026 of the amounts for use in preparing 2025 income tax returns.
Qualified dividend income	Dividends received deduction	Capital gain dividend
18.14%	11.21%	$14,886,782
Qualified dividend income. For taxable, non-corporate shareholders, the percentage of ordinary income distributed during the fiscal year that represents qualified dividend income subject to reduced tax rates.
Dividends received deduction. The percentage of ordinary income distributed during the fiscal year that qualifies for the corporate dividends received deduction.
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Multi-Manager Directional Alternative Strategies Fund  | 2025

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[THIS PAGE INTENTIONALLY LEFT BLANK]

Multi-Manager Directional Alternative Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2025 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN284_04_R01_(06/25)

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

The fees and expenses of the independent trustees are included in "Compensation of board members" and "Deferred compensation of board members" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.  Additionally, the compensation paid by the Trust to the Chief Compliance Officer is included in "Compensation of chief compliance officer" on each Fund's Statement of Operations as part of the Registrant's financial statements filed under Item 7 of this Form N-CSR.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors implemented since the registrant last provided disclosure as to such procedures in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or Item 15 of Form N-CSR.

Item 16. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	June 18, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Daniel J. Beckman
Daniel J. Beckman, President and Principal Executive Officer

Date	June 18, 2025

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer,
Principal Financial Officer and Senior Vice President

Date	June 18, 2025

By (Signature and Title)	/s/ Charles H. Chiesa
Charles H. Chiesa, Treasurer, Chief Accounting
Officer and Principal Financial Officer

Date	June 18, 2025